COLUMBIA FUNDS SERIES TRUST I

Columbia Value and Restructuring Fund

(the “Fund”)

Supplement dated February 2, 2012 to the Prospectuses

dated August 1, 2011, as supplemented

I.	Portfolio Manager Change

David J. Williams, a co-manager of the Fund, has announced that he plans to retire from Columbia Management Investment Advisers, LLC, the Fund’s investment adviser, on or about April 30, 2012. Until then, Mr. Williams will continue to serve as a co-manager of the Fund. After Mr. Williams’ retirement, Guy W. Pope and J. Nicholas Smith are expected to continue managing the Fund, with Mr. Pope becoming the lead manager for the Fund.

II.	Principal Investment Strategies

Effective February 2, 2012, the fourth paragraph under the section of each prospectus for the Fund entitled “Principal Investment Strategies” is modified by adding the following factors:

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

•	overall economic and market conditions.

Shareholders should retain this Supplement for future reference.

C-1201-1 A (2/12)